UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Modification of a Material Definitive Agreement

Fifth Amendment to Lease Agreement

On October 27, 2023, a subsidiary of Goodness Growth Holdings, Inc. (the “Company”), entered into a Fifth Amendment to Lease Agreement (“Fifth Amendment”) by and between the Company and IIP-NY 2 LLC (“IIP”), which Fifth Amendment modified certain provisions of the Lease Agreement dated as of October 23, 2017, as amended by that certain First Amendment to Lease Agreement dated as of December 7, 2018, as further amended by that certain Second Amendment to Lease Agreement dated as of April 10, 2020, as further amended by that certain Third Amendment to Lease Agreement dated as of September 24, 2021, and as further amended by that certain Fourth Amendment to Lease Agreement dated as of February 24, 2023 (collectively, the “Existing Lease”). The Fifth Amendment provided for IIP to provide an additional USD$14 million in tenant improvement allowance funds, on satisfaction of certain conditions, for additional construction work on the new cultivation and processing facility located adjacent to the Company’s Tryon, New York, facility. The Fifth Amendment also provides for an increase in base rent of USD$210,000 per month, subject to annual increases of 3% beginning on November 1, 2024, as well as for a prepayment of three months’ rent by the Company. The Fifth Amendment also provides to the Company a one-time lease termination option exercisable on or before January 15, 2024. The Fifth Amendment also requires the Company to execute and deliver on demand certain documents that may limit or eliminate the Company’s defenses to an eviction action and other legal action by IIP in the event of a Company default.

The Company issued a press release dated October 30, 2023, announcing the entry into the Fifth Amendment. This summary of the Fifth Amendment is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which, subject to any applicable confidential treatment, will be filed as an exhibit to the Company’s Annual Report for the year ending December 31, 2023.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 30, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.
(Registrant)

By:	/s/ J. Michael Schroeder
J. Michael Schroeder
General Counsel and Corporate Secretary

Date: November 3, 2023